GUIDESTONE FUNDS

Supplement dated April 15, 2015

to

Prospectus dated May 1, 2014

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         FEE AND EXPENSE CHANGES TO THE GROWTH EQUITY FUND

Under the heading “Fees and Expenses”, on page 104, the Annual Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.84%	0.84%
Other expenses	0.04%	0.28%
Total annual operating expenses	0.88%	1.12%
Fee waiver & expense reimbursement(1)	(0.01)%	(0.07)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.87%	1.05%

(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses, before expense payments by broker-dealers, to 0.88% for the Institutional Class and 1.06% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver and expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver of reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect estimated amounts for the current fiscal year.

Under the heading “Fees and Expenses”, on page 104, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 89	$107
3 Years	$ 280	$349
5 Years	$ 487	$610
10 Years	$1,083	$1,357

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II.         SUB-ADVISER CHANGES FOR THE GROWTH EQUITY FUND

Columbus Circle Investors (“CCI”) and Rainier Investment Management, LLC (“Rainier”) have been terminated as sub-advisers to the Growth Equity Fund. All references herein to CCI and Rainier are deleted in their entirety.

In the section disclosing “Sub-Advisers and Portfolio Managers” for the Growth Equity Fund on page 106, the following disclosures are added:

Jackson Square Partners, LLC
Jeffrey S. Van Harte, CFA Chairman and Chief Investment Officer	Since April 2015
Christopher J. Bonavico, CFA Portfolio Manager	Since April 2015
Daniel J. Prislin, CFA Portfolio Manager	Since April 2015
Christopher M. Ericksen, CFA Portfolio Manager	Since April 2015
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari Vice President and Portfolio Manager	Since April 2015

In the section disclosing “Sub-Advisers and Portfolio Managers” for the Growth Equity Fund on page 106, the disclosure entitled “Marsico Capital Management, LLC” is deleted in its entirety and replaced with the following:

Marsico Capital Management, LLC
Thomas F. Marsico Chief Executive Officer and Chief Investment Officer	Since October 2003
Coralie Witter, CFA Portfolio Manager and Senior Analyst	Since April 2011
Kevin Boone Portfolio Manager and Senior Analyst	Since January 2015

Under the heading “Sub-Advisers”, the following disclosures pertaining to Jackson Square Partners, LLC and Loomis, Sayles & Company, L.P., on page 145, are added:

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, California 94111: Jackson Square is a registered investment adviser organized as a Delaware limited liability company. The firm was established in 2013 and, as of December 31, 2014, had approximately $29.4 billion in assets under management. Jackson Square provides investment advisory services to separately managed accounts and investment sub-advisory services to pooled investment vehicles that are registered under the 1940 Act or established under the European Commission’s Undertakings of Collective Investment in Transferable Securities (UCITs) Directives. Jackson Square uses a team approach to manage the firm’s assigned portion of the Growth Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer, Christopher J. Bonavico, CFA, Portofolio Manager, Daniel J. Prislin, CFA, Portfolio Manager, and Christopher M. Ericksen, CFA, Portfolio Manager. Prior to joining Jackson Square in May 2014, each member of the portfolio management team was with Delaware Investment Advisers (“Delaware Investments”) for eight years. At Delaware Investments, Mr. Van Harte was Chief Investment Officer, Messrs. Bonavico and Prislin were Senior Portfolio Managers and Mr. Ericksen was Portfolio Manager.

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Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $230.2 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2014. Aziz Hamzaogullari, Vice President and Portfolio Manager, has primary responsibility for the day-to-day management of an assigned portion of the Growth Equity Fund. Mr. Hamzaogullari has been with Loomis since 2010 and has 21 years of investment industry experience.

Under the heading “Sub-Advisers”, the disclosure pertaining to Marsico Capital Management, LLC on page 145, is deleted in its entirety and replaced with the following:

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202: Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2014, Marsico had approximately $14.9 billion in assets under management. Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer, Coralie Witter, CFA, Portfolio Manager and Senior Analyst, and Kevin Boone, Portfolio Manager and Senior Analyst, co-manage an assigned portion of the Growth Equity Fund. Mr. Marsico has over 35 years of experience as a securities analyst and a portfolio manager. Ms. Witter joined Marsico in 2004 and has over 20 years of experience in the financial services industry, most of which involved equity research. Mr. Boone joined Marsico in 2012 and has over nine years of experience as a securities analyst and in the banking field. Prior to joining Marsico, Mr. Boone was Senior Equity Analyst at Citadel Investments from 2011 to 2012 and Vice President of Equity Research at Morgan Stanley from 2009 to 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated April 15, 2015

to

Statement of Additional Information (“SAI”) dated May 1, 2014

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.         SUB-ADVISER CHANGES FOR THE GROWTH EQUITY FUND

Columbus Circle Investors (“CCI”) and Rainier Investment Management, LLC (“Rainier”) have been terminated as sub-advisers to the Growth Equity Fund. All references herein to CCI and Rainier are deleted in their entirety. The paragraph pertaining to CCI in the section entitled “Control Persons of Sub-Advisers” under the sub-heading for the Growth Equity Fund, on page 55, is deleted in its entirety, and in the section entitled “Other Accounts Managed” under the sub-heading for CCI, on page 61, references to Anthony Rizza, CFA, and Thomas Bisighini, CFA, are deleted in their entirety.

In the section entitled “Control Persons of Sub-Advisers” under the sub-heading for the Growth Equity Fund, on page 55, the following paragraphs are added:

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, California 94111: Jackson Square is an investment adviser organized as a Delaware limited liability company. The firm’s owners are California Street Partners, LLC and Delaware Investment Advisers, a series of Delaware Management Business Trust, which own 50.1% and 49.9%, respectively, of the limited liability company interests of Jackson Square.

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

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The “Other Accounts Managed” chart, beginning on page 59, is amended to include information for Jackson Square Partners, LLC and replaces information for Loomis, Sayles & Company, L.P. and Marsico Capital Management, LLC. This information is current as of December 31, 2014.

Sub-Adviser Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Jackson Square Partners, LLC
Jeffrey S. Van Harte, CFA	19	$10,077	8	$924	49	$8,837	2	$2,374	N/A	N/A	4	$737
Christopher J. Bonavico, CFA	24	$12,355	12	$2,553	59	$11,656	2	$2,374	N/A	N/A	5	$806
Daniel J. Prislin, CFA	19	$10,095	8	$924	51	$8,837	2	$2,374	N/A	N/A	4	$737
Christopher M. Ericksen, CFA	18	$9,958	6	$732	44	$8,219	2	$2,374	N/A	N/A	2	$415
Loomis, Sayles & Company, L.P.
Daniel J. Fuss, CFA, CIC	13	$61,897	5	$3,880	155	$21,755	N/A	N/A	N/A	N/A	2	$354
Matthew J. Eagan, CFA	18	$64,087	21	$11,972	156	$22,833	N/A	N/A	3	$838	3	$473
Elaine M. Stokes	13	$62,049	18	$10,058	152	$22,543	N/A	N/A	N/A	N/A	2	$354
Aziz Hamzaogullari	11	$9,359	8	$906	80	$4,884	N/A	N/A	1	$479	N/A	N/A
Marsico Capital Management, LLC
Thomas F. Marsico	17	$6,778	9	$1,178	41**	$3,622	N/A	N/A	N/A	N/A	N/A	N/A
Coralie Witter, CFA	10	$5,743	8	$1,143	34**	$3,535	N/A	N/A	N/A	N/A	N/A	N/A
Kevin Boone	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

**One of the “Other Accounts” is a wrap fee platform, which includes approximately 2,201 underlying clients for total assets of approximately $825 million. Two of the “Other Accounts” represent model portfolios with total assets of approximately $1,176 million.

In the section entitled “Portfolio Manager Compensation”, beginning on page 67, the following disclosure pertaining to Jackson Square Partners, LLC, which is current as of December 31, 2014, is added:

Jackson Square Partners, LLC (“Jackson Square”). Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more “sponsors” who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: one-, three- and five-year and since inception. Aggregate compensation is ultimately driven by revenues, which – in turn – is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees also have equity ownership as part of their compensation. In terms of the composition of compensation paid to the equity partners on the investment team, it is expected to be a combination of fixed base salary, partnership equity distributions and discretionary annual bonuses.

In the section entitled “Portfolio Manager Compensation,” beginning on page 67, the disclosure pertaining to Loomis, Sayles & Company, L.P., is deleted in its entirety and replace with the following, which is current as of December 31, 2014:

Loomis, Sayles & Company, L.P. (“Loomis”). Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for the firm’s clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the portfolio manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors: investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the chief investment officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for Loomis’ assigned portion of the Extended-Duration Bond Fund is the Barclays U.S. Government/Credit Index; the benchmark used for Loomis’ assigned portion of the Global Bond Fund is the Barclays Global Aggregate Bond Index; and the benchmark used for Loomis’ assigned portion of the Growth Equity Fund is the Russell 1000® Growth Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five- or seven-year performance on a rolling three-year basis. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product. Loomis uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Loomis uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis.

Mutual funds are not included in Loomis’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis employs strategies endorsed by Loomis and fits into the product category for the relevant investment style. Loomis may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of the award and is only payable if the portfolio manager remains at Loomis. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and, over time, the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom. Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan for each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Mr. Eagan also serves as portfolio manager to certain private investment funds managed by Loomis and may receive additional compensation based on his investment activities for each of those funds.

In Appendix B – Description of Proxy Voting Procedures, the following disclosure is added:

Jackson Square Partners, LLC (“Jackson Square”). Jackson Square provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Jackson Square and client or as a result of some other type of specific delegation by the client, Jackson Square is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the firm to give voting advice on certain proxies without delegating full responsibility to Jackson Square to vote proxies on behalf of the client. Jackson Square has developed Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that Jackson Square votes proxies or gives proxy voting advice that is in the best interests of clients.

To help make sure that Jackson Square votes client proxies in accordance with the Procedures and in the best interests of clients, the firm has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing each adviser’s proxy voting process. The Committee consists of the following persons: chief compliance officer and representatives from the portfolio management team. The person(s) representing the portfolio management team on the Committee may change from time to time. The Committee will meet as necessary to help Jackson Square fulfill the firm’s duties to vote proxies for clients but, in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Jackson Square to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Jackson Square. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Jackson Square will vote proxies or give advice on voting proxies generally in accordance with such Procedures, although in certain cases, the portfolio management team may direct a particular proxy to be voted contrary to the Procedures if the portfolio management team believes that such a vote would better serve the client’s best interests.

In order to facilitate the actual process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”). Both ISS/RiskMetrics and the client’s custodian monitor corporate events for Jackson Square. The firm gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS/RiskMetrics so that ISS/RiskMetrics may vote the proxies. On approximately a monthly basis, Jackson Square will send ISS/RiskMetrics an updated list of client accounts and security holdings in those accounts, so that ISS/RiskMetrics can update its database and is aware of which proxies it will need to vote on behalf of Jackson Square’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS/RiskMetrics will review the proxy issues and vote them in accordance with Jackson Square’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS/RiskMetrics will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”). If the Procedures do not address a particular proxy issue, ISS/RiskMetrics will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS/RiskMetrics will create a record of the vote in order to help Jackson Squares comply with the firm’s

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duties. If a client provides Jackson Square with its own recommendations on a given proxy vote, Jackson Square will forward the client’s recommendation to ISS/RiskMetrics who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities for Jackson Square’s clients and will attempt to ensure that ISS/RiskMetrics is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS/RiskMetrics, the Committee will periodically review ISS/RiskMetrics’s conflict of interest procedures and any other pertinent procedures or representations from ISS/ RiskMetrics in an attempt to ensure that ISS/RiskMetrics will make recommendations for voting proxies in an impartial manner and in the best interests of Jackson Square’s clients. There may be times when the firm believes that the best interests of the client will be better served if Jackson Square votes a proxy counter to ISS/RiskMetrics’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS/RiskMetrics on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Jackson Square’s Procedures and in the best interests of the client.

Jackson Square will attempt to vote every proxy which the firm or its agents receive when a client has given Jackson Square the authority and direction to vote such proxies. However, there are situations in which Jackson Square may not be able to process a proxy. For example, the firm may not have sufficient time to process a vote because Jackson Square or its agents received a proxy statement in an untimely manner, or the firm may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS/RiskMetrics, and relationships with multiple custodians can help mitigate a situation where Jackson Square is unable to vote a proxy.

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Jackson Square may not be influenced by outside sources who have interests which conflict with the interests of Jackson Square’s clients when voting proxies for such clients. However, in order to ensure that Jackson Square votes proxies in the best interests of the client, the firm has established various systems to properly deal with a material conflict of interest.

Most of the proxies which Jackson Square receives on behalf of the firm’s clients are voted by ISS/RiskMetrics in accordance with these pre-determined, pre-approved Procedures. As stated previously, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS/RiskMetrics going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Jackson Square vote proxies in a manner consistent with the goal of voting in the best interests of the firm’s clients. Because the majority of client proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for Jackson Square to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the firm from the proxy voting process.

In the limited instances where Jackson Square is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Jackson Square or affiliated persons of Jackson Square. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in the Procedures. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with Jackson Square’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS/RiskMetrics’s original recommendation. Documentation of the reasons for voting contrary to ISS/RiskMetrics’s recommendation will generally be retained by Jackson Square.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.